UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2014

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the fourth quarter of fiscal year 2013 and for fiscal year 2013, and forward-looking statements relating to 2014, as presented in a press release of February 4, 2014. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Nominating and Compensation Committee of the Board of Directors of Lionbridge approved the 2014 Management Incentive Plan for Executive Officers on January 30, 2014. Pursuant to the terms of this Plan, certain officers of Lionbridge are eligible to receive a cash bonus, calculated on a specified percent of their respective 2014 base salary, upon attainment of revenue, profitability, business and personal objectives in 2014.

CEO, CFO and SVP of GLT:

The Chief Executive Officer, the Chief Financial Officer and the Senior Vice President and General Manager, Global Language and Translation (GLT) are each eligible to receive a cash bonus upon achievement of each of the following three equally weighted performance metrics:

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2014 (1/3)
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2014; (1/3); and
• Achievement of identified personal objectives (1/3).

CSO and Other Senior Vice Presidents:

The following executive officers, each of whom has responsibility for particular product lines or functions, are eligible to receive a cash bonus upon achievement of the four performance metrics as follows:

Senior Vice President and Chief Sales Officer:

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2014 (40%);
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2014; (20%);
• Achievement of identified personal objectives related to the overall Corporate sales function and operations; (10%) and
• Achievement of identified performance objectives related to revenue growth in the GLT product line for the year ending December 31, 2014 (30%).

Senior Vice President, Global Client Solutions

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2014 (30%)
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2014; (30%);
• Achievement of identified personal objectives related to Global Strategic Accounts and corporate-wide as described below (10%); and
• Achievement of identified performance objectives related to revenue growth in the Global Strategic Accounts for the year ending December 31, 2014 (30%).

Senior Vice President, Global Enterprise Solutions ("GES")

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2014 (30%)
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2014; (30%);
• Achievement of identified personal objectives related to the GES product line and corporate-wide as described below (10%); and
• Achievement of identified performance objectives related to revenue growth in the GES product line for the year ending December 31, 2014 (30%).

Senior Vice President and Chief Marketing Officer:
• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2014 (30%)
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2014; (30%);
• Achievement of identified personal objectives related to the overall Corporate marketing function and operations (10%); and
• Achievement of identified performance objectives related to revenue from On Demand service offerings for the year ending December 31, 2014 (30%).

Personal Objectives:
The Committee established the following personal objective components for the executive officers:
• Chief Executive Officer: Implementation of organizational design changes to align with strategic direction and market opportunities; overall responsibility for achievement of internal revenue and profitability targets; acceleration of deployment of commercial technology and enterprise crowdsourcing offerings and cross product line opportunities; and execution of the Company's long-term strategies to improve shareholder value.
• Chief Financial Officer: Implementation of new financial systems, processes and structures to align with strategic and business priorities and enhance operational efficiencies; provide support to all areas of the business using historical financial data and analytics from market data; and rationalization of real estate portfolio and all other capital leases.
• Senior Vice President and Chief Sales Officer: Achievement of revenue growth, particularly in certain identified markets, industries, geographies and offerings new customer acquisition; recruitment and retention of sales resources with skills, experience and talent aligned with the Corporation’s strategic and business priorities; execution of targeted sales campaigns aligned with the Corporation’s strategic initiatives; and design, support and alignment of in-country sales leadership and worldwide sales leadership.
• Senior Vice President and General Manager of GLT: Continued evaluation and improvement of organizational structure and delivery platforms within product lines to maximize operational efficiencies and innovation; improvements in customer satisfaction, business process improvements, cost and expense efficiencies; development and assessment of complementary strategic offerings; accelerated use and adoption of new platforms and technology; achievement of internal product line revenue and profitability targets; enhancement of operational efficiencies and utilization of Centers of Excellence, including focus on strategic end markets.
• Senior Vice President and General Manager of GES: Achievement of internal product line revenue and profitability targets; refinement of product offerings and operational capabilities; acceleration of revenue from the Business Crowdsourcing offerings; acquisition of new logos and expansion of service offerings to new and existing customers; improvements in customer satisfaction; business process improvements; and implementation of cost and expense efficiencies.
• Senior Vice President and Chief Marketing Officer: Development and deployment of all marketing support functions for all product lines and development of new product offering strategies that contribute to the Corporation’s profitability and revenue objectives; further expansion and acceleration of lead generation and telemarketing initiatives across all product lines.
• Senior Vice President, Global Client Solutions: Achievement of overall revenue growth for the Corporation’s Strategic Accounts; execution of revenue initiatives within Strategic Accounts for all of the Corporation’s offerings; recruitment and retention of sales resources with skills, experience and talent aligned with the Corporation’s strategic and business priorities for complex and strategic technology enterprise accounts; definition, enhancement and execution of effective and profitable growth models for the Corporation’s Global Strategic Accounts.
The form of MIP Agreement is attached as Exhibit 10.1 to this Form 8-K and the description of such terms contained in such MIP Agreement is incorporated by reference herein.
The Independent Director’s Compensation Plan was amended to increase the annual retainer for service as an independent director from $55,000 to $65,000, with $30,000 payable in cash and $35,000 payable in the form of restricted stock units. In addition, the annual grant of stock options to independent directors was modified from 10,000 stock options to the lesser of that number of options with a Black-Scholes value of $15,000 or 10,000 stock options. The Plan as amended and restated is attached as Exhibit 10.2 to this Form 8-K and the description of terms contained in the Plan is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Press release dated as of February 4, 2014 (Exhibit 99.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

February 4, 2014	By:	Donald M. Muir

Name: Donald M. Muir
Title: CFO

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Exhibit Index

Exhibit No.	Description

10.1	Form of MIP Agreement for Executive Officers 2014
10.2	Amended and Restated Compensation Plan for Independent Directors
99.1	Press Release dated February 4, 2014